Stockholders' Deficit (Tables)	12 Months Ended
Dec. 31, 2024
Stockholders' Deficit
Schedule of Settlements Under the ATM Offering

	Year Ended December 31,
(in thousands, except share and per share data)	2024	2023
Number of common stock shares sold during the period	650,005	3,559,761
Weighted-average price per share	$2.44	$5.43
Gross proceeds	$1,589	$19,339
Less commissions and fees	(40)	(483)
Net proceeds after commissions and fees	$1,549	$18,856